UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017 (August 9, 2017)

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

212-479-3160

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 9, 2017, GateHouse Media Management Services, Inc. (the “Company”), a subsidiary of New Media Investment Group, Inc. (“NEWM”), signed a definitive asset purchase agreement (the “Purchase Agreement”) to acquire various daily and non-daily publications located in Georgia, Florida, Kansas, Texas, Alaska and Arkansas from certain subsidiaries of Morris Communications Company LLC (“Morris”) for a purchase price of $120 million. The Company intends to fund the purchase price through the use of cash on hand. The parties to the Purchase Agreement are the Company, as buyer, GateHouse Media, LLC, as buyer guarantor, Morris Publishing Group, LLC, Athens Newspapers, LLC, Homer News, LLC, Log Cabin Democrat, LLC, Southeastern Newspapers Company, LLC, Southwestern Newspapers Company, L.P., The Sun Times, LLC (collectively, the “Sellers”) and Morris as the Sellers’ guarantor. Other than the Purchase Agreement, there are no material relationships between NEWM and Morris or any of their respective affiliates.

The consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions, including but not limited to, the absence of a material adverse effect on the business to be acquired. The Purchase Agreement contains customary representations, warranties and covenants, including covenants regarding the operation of the business being acquired prior to the closing. The acquisition is expected to close early in the fourth quarter.

The foregoing description of the Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which NEWM will include as an exhibit to its next Quarterly Report on Form 10-Q.

Item 8.01	– Other Events

On August 9, 2017, NEWM issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the signing of the Purchase Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

99.1	Press Release dated August 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.

/s/ Michael Reed
Michael Reed
Chief Executive Officer

Date: August 11, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated August 9, 2017.